    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 12, 1999

                                                      REGISTRATION NO. 333-68317
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                AMENDMENT NO. 4
                                       TO
                                   FORM SB-2
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                              PENNACO ENERGY, INC.
       (Exact Name of Small Business Issuer As Specified In Its Charter)

             NEVADA                             1311                      88-0384598
 (State or other jurisdiction of    (Primary Standard Industrial       (I.R.S. Employer
 incorporation or organization)     Classification Code Number)     Identification Number)

                            ------------------------

                          1050 17TH STREET, SUITE 700
                             DENVER, COLORADO 80265
                                 (303) 629-6700
    (Address, including zip code, and telephone number, including area code, of Registration's principal executive offices)

              PAUL M. RADY, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              PENNACO ENERGY, INC.
                          1050 17TH STREET, SUITE 700
                             DENVER, COLORADO 80265
                                 (303) 629-6700
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                    COPY TO:
                                DAVID P. OELMAN
                             ANDREWS & KURTH L.L.P.
                             600 TRAVIS, SUITE 4200
                              HOUSTON, TEXAS 77002
                           --------------------------

      APPROXIMATE DATE OF COMMENCEMENT OF THE PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 24.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

    The Nevada Revised Statutes and certain provisions of the Company's Bylaws under certain circumstances provide for indemnification of the Company's officers, directors and controlling persons against liabilities that they may incur in such capacities. A summary of the circumstances in which such indemnification is provided for is contained herein, but this description is qualified in its entirety by reference to the Company's Bylaws and to the statutory provisions.

    In general, any officer, director, employee or agent may be indemnified against expenses, fines, settlements or judgments arising in connection with a legal proceeding to which such person is a party, if that person's actions were in good faith, were believed to be in the Company's best interest, and were not unlawful. Unless such person is successful upon the merits in such an action, indemnification may be awarded only after a determination by independent decision of the Board of Directors, by legal counsel, or by a vote of the stockholders, that the applicable standard of conduct was met by the person to be indemnified.

    The circumstances under which indemnification is granted in connection with an action brought on behalf of the Company is generally the same as those set forth above; however, with respect to such actions, indemnification is granted only with respect to expenses actually incurred in connection with the defense or settlement of the action. In such actions, the person to be indemnified must have acted in good faith and in a manner believed to have been in the Company's best interest, and must not have been adjudged liable for negligence or misconduct.

    Indemnification may also be granted pursuant to the terms of agreements that may be entered in the future or pursuant to a vote of stockholders or directors. The statutory provision cited above also grants the power to the Company to purchase and maintain insurance which protects its officers and directors against any liabilities incurred in connection with their service in such a position, and such a policy may be obtained by the Company.

ITEM 25.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The expenses of the offering are estimated to be as follows:

SEC Registration Fee...............................................  $   6,925
Printing Expenses..................................................      9,500
Legal Fees and Expenses............................................     25,000
Accounting Fees and Expenses.......................................      7,500
Transfer Agent Fees................................................        500
Miscellaneous......................................................      1,337
                                                                     ---------
  TOTAL............................................................  $  50,762
                                                                     ---------
                                                                     ---------

ITEM 26.  RECENT SALES OF UNREGISTERED SECURITIES.

    Set forth below is certain information concerning all sales of securities by the Company during the past three years that were not registered under the Securities Act.

    (a) The Company issued 995,000 shares in January 1998 pursuant to a share-for-share exchange with the stockholders of International Metal Protection, Inc. in a transaction conducted solely to reincorporate the Company in a new jurisdiction. This transaction was exempt from the registration requirements of the

Securities Act pursuant to Section 4(2) of the Securities Act. There was no change in ownership and the stockholders made no significant investment decision.

    (b) The Company issued 500,000 shares in February 1998 for the purchase price of $.10 per share pursuant to a private placement exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act. At that time, the Company had only a business plan and no assets. There were eleven offerees in this offering, all of whom made purchases and all of whom were sophisticated investors. The Company fully apprised each of the offerees of the Company's start-up nature and gave them full details regarding the Company's business plan. There was no general solicitation or advertising used in connection with the offer to sell or sale of these securities. The purchasers were advised that the securities, once purchased, could not be resold or otherwise transferred without subsequent registration under the Securities Act. Each purchaser represented to the Company that they were purchasing the securities for their own account for investment purposes only.

    (c) The Company issued 4,530,000 shares in February 1998 for a purchase price of $.22 per share pursuant to a Regulation D, Rule 504 offering. Offerees were provided with a private placement memorandum containing detailed information about the Company and its plan. The Company required each prospective investor to represent in writing that (i) they had adequate means of providing for their current needs and personal contingencies and had no need to sell the securities in the foreseeable future and (ii) they, either alone or with their duly designated purchaser representative, had such knowledge and experience in business and financial matters that they were capable of evaluating the risks and merits of an investment in the securities.

    (d) The Company issued 5,000,000 shares in April 1998 for a purchase price of $1.25 per share pursuant to a Regulation D, Rule 506 offering. The Company accepted subscriptions only from accredited investors. Offerees were provided with a private placement memorandum containing detailed information about the Company and its plan. The Company required each prospective investor to represent in writing that (i) they had received and reviewed the private placement memorandum and understood the risks of an investment in the Company;
(ii) they had the experience and knowledge with respect to similar investments which enabled them to evaluate the merits and risks of such investment, or they had obtained and relied upon an experienced independent adviser with respect to such evaluation; (iii) they had adequate means to bear the economic risk of such investment, including the loss of the entire investment; (iv) they had adequate means to provide for their current needs and possible personal contingencies;
(v) they had no need for liquidity of their investment in the Company; (vi) they understood that the securities had not been registered under the Securities Act and may have not been registered or qualified under applicable state securities laws and, therefore, that they could not sell or transfer the securities unless the securities were subsequently registered or an exemption therefrom was available to them; (vii) they were acquiring the securities for investment solely for their own account and without any intention of reselling or distributing them; and (viii) they understood that the securities would bear a restrictive legend prohibiting transfers except in compliance with the provisions of the securities, the subscription agreement executed by the purchaser and the applicable federal and state securities laws.

    (e) The Company issued 128,000 share purchase warrants with an exercise price of $1.25 per share, exercisable after April 15, 1999, to Yorkton in April 1998 pursuant to a private placement exemption from the registration requirements of the Securities Act under Section 4(2) of the Securities Act. These warrants were issued pursuant to a negotiated transaction between the Company and Yorkton, whereby Yorkton agreed to provide corporate finance services to the Company for one year in return for these warrants.

    (f) The Company issued 2,000,000 shares in June 1998 to RIS pursuant to a Regulation D, Rule 506 offering for a purchase price of $1.75 per share. The Company accepted subscriptions only from accredited investors. Offerees were provided with a private placement memorandum containing detailed information about the Company and its plan. The Company required each prospective investor to represent in writing that (i) they had received and reviewed the private placement memorandum and understood the risks of an investment in the Company; (ii) they had the experience and knowledge with respect to similar investments which enabled them to evaluate the merits and risks of such investment, or they had obtained and relied upon an experienced independent adviser with respect to such evaluation; (iii) they had adequate means to bear the economic risk of such investment, including the loss of the entire investment; (iv) they had adequate means to provide for their current needs and possible personal contingencies; (v) they had no need for liquidity of their investment in the Company; (vi) they understood that the securities had not been registered under the Securities Act and may have not been registered or qualified under applicable state securities laws and, therefore, that they could not sell or transfer the securities unless the securities were subsequently registered or an exemption therefrom was available to them; (vii) they were acquiring the securities for investment solely for their own account and without any intention of reselling or distributing them; and (viii) they understood that the securities would bear a restrictive legend prohibiting transfers except in compliance with the provisions of the securities, the subscription agreement executed by the purchaser and the applicable federal and state securities laws.

    (g) The Company issued 796,429 units in June, July and September 1998 pursuant to a Regulation D, Rule 506 offering to three members of the management team of the Company, for a purchase price of $1.75 per unit, each unit consisting of one share and a one share purchase warrant for every two shares purchased. All units were purchased by three members of the management team of the Company. Offerees were provided with a private placement memorandum containing detailed information about the Company and its plan. The Company required each prospective investor to represent in writing that (i) they had received and reviewed the private placement memorandum and understood the risks of an investment in the Company; (ii) they had the experience and knowledge with respect to similar investments which enabled them to evaluate the merits and risks of such investment, or they had obtained and relied upon an experienced independent adviser with respect to such evaluation; (iii) they had adequate means to bear the economic risk of such investment, including the loss of the entire investment; (iv) they had adequate means to provide for their current needs and possible personal contingencies; (v) they had no need for liquidity of their investment in the Company; (vi) they understood that the securities had not been registered under the Securities Act and may have not been registered or qualified under applicable state securities laws and, therefore, that they could not sell or transfer the securities unless the securities were subsequently registered or an exemption therefrom was available to them; (vii) they were acquiring the securities for investment solely for their own account and without any intention of reselling or distributing them; and (viii) they understood that the securities would bear a restrictive legend prohibiting transfers except in compliance with the provisions of the securities, the subscription agreement executed by the purchaser and the applicable federal and state securities laws.

    (h) The Company issued 1,215,000 units on September 4, 1998 pursuant to a Regulation D, Rule 506 offering for a purchase price of $3.25 per unit, each unit consisting of one share and a one share purchase warrant for every two shares purchased. The Company accepted subscriptions only from accredited investors. Offerees were provided with a private placement memorandum containing detailed information about the Company and its plan. The Company required each prospective investor to represent in writing that (i) they had received and reviewed the private placement memorandum and understood the risks of an investment in the Company; (ii) they had the experience and knowledge with respect to similar investments which enabled them to evaluate the merits and risks of such investment, or they had obtained and relied upon an experienced independent adviser with respect to such evaluation; (iii) they had adequate means to bear the economic risk of such investment, including the loss of the entire investment; (iv) they had adequate means to provide for their current needs and possible personal contingencies; (v) they had no need for liquidity of their investment in the Company; (vi) they understood that the securities had not been registered under the Securities Act and may have not been registered or qualified under applicable state securities laws and, therefore, that they could not sell or transfer the securities unless the securities were subsequently registered or an exemption therefrom was available to them; (vii) they were acquiring the securities for investment solely for their own account and without any intention of reselling or distributing them; and (viii) they understood that the securities would bear a restrictive legend prohibiting transfers except in compliance with the provisions of the securities, the subscription agreement executed by the purchaser and the applicable federal and state securities laws. Yorkton served as placement agent for this private placement. As compensation, Yorkton received share purchase warrants to purchase 75,200 shares at an exercise price of $3.58. These share purchase warrants were issued pursuant to the same Regulation D, Rule 506 offering.

ITEM 27.  EXHIBITS.

EXHIBIT
 NO.   TITLE
------ --------------------------------------------------------------------------
  3.1  Articles of Incorporation (filed as Exhibit 3.1 to the Company's Form
         10-SB File No. 00-24881, filed September 15, 1998 and included herein by reference).
  3.2  Bylaws (filed as Exhibit 3.2 to the Company's Form 10-SB, File No.
         00-24881, filed September 15, 1998 and included herein by reference).
 +4.1  Form of Warrant
 +5.1  Opinion of Gibson, Haglund & Johnson
 10.1  Mineral Lease Purchase Agreement dated February 23, 1998 between High
         Plains Associates, Inc. and Pennaco Energy, Inc. (filed as Exhibit 10.1 to the Company's Form 10-SB/A File No. 00-24881, filed September 15,
         1998 and included herein by reference).
 10.2  Letter Agreement dated January 23, 1998 between High Plains Associates,
         Inc. and Taylor Oil Properties (filed as Exhibit 10.2 to the Company's
         Form 10-SB/A File No. 00-24881, filed September 15, 1998 and included herein by reference).
 10.3  Assignment of Option and Exercise of Option dated March 6, 1998 between
         High Plains Associates, Inc. and Pennaco Energy, Inc. (filed as Exhibit
         10.3 to the Company's Form 10-SB/A File No. 00-24881, filed September
         15, 1998 and included herein by reference).
 10.4  Agreement dated March 6, 1998 between High Plains Associates, Inc. and
         Pennaco Energy, Inc. (filed as Exhinbit 10.4 to the Company's Form
         10-SB/A File No. 00-24881, filed September 15, 1998 and included herein by reference).
 10.5  Pennaco Energy, Inc. 1998 Stock Option and Incentive Plan (filed as
         Exhibit 10.5 to the Company's Form 10-SB, File No. 00-24881, filed
         September 15, 1998 and included herein by reference).
 10.6  Form of Pennaco Energy, Inc. Incentive Stock Option Agreement (filed as
         Exhibit 10.6 to the Company's Form 10-SB, File No. 00-24881, filed
         September 15, 1998 and included herein by reference).
 10.7  Form of Pennaco Energy, Inc. Non-Statutory Stock Option Agreement (filed as Exhibit 10.7 to the Company's Form 10-SB, File No. 00-24881, filed
         September 15, 1998 and included herein by reference).
 10.8  Employment Agreement dated June 10, 1998 between Pennaco Energy, Inc. and
         Paul M. Rady (filed as Exhibit 10.8 to the Company's Form 10-SB, File
         No. 00-24881, filed September 15, 1998 and included herein by reference).
 10.9  Employment Agreement dated July 2, 1998 between Pennaco Energy, Inc. and
         Glen C. Warren, Jr. (filed as Exhibit 10.9 to the Company's Form 10-SB,
         File No. 00-24881, filed September 15, 1998 and included herein by reference).
 10.10 Secured Promissory Note dated August 13, 1998 from Pennaco Energy, Inc. to
         Venture Capital Sourcing, SA (filed as Exhibit 10.10 to the Company's
         Form 10-SB/A File No. 00-24881, filed September 15, 1998 and included herein by reference).

EXHIBIT
 NO.   TITLE
------ --------------------------------------------------------------------------
 10.11 Second Amendment to Security Agreement dated August 13, 1998 between
         Pennaco Energy, Inc. and Venture Capital Sourcing, SA (filed as Exhibit
         10.11 to the Company's Form 10-SB/A File No. 00-24881, filed September
         15, 1998 and included herein by reference).
 10.12 Purchase and Sale Agreement between Pennaco Energy, Inc., as Seller and
         CMS Oil and Gas Company, as Buyer, dated October 23, 1998 (filed as
         Exhibit 10.12 to the Company's Form 10-SB, File No. 00-24881, filed
         September 15, 1998 and included herein by reference).
 10.13 Secured Promissory Note dated October 23, 1998 from Pennaco Energy, Inc.
         to CMS Oil and Gas Company (filed as Exhibit 10.13 to the Company's Form
         10-SB, File No. 00-24881, filed November 24, 1998 and included herein by reference).
 10.14 Sublease Agreement dated October 23, 1998 between Pennaco Energy, Inc. and
         Evansgroup, Inc. (filed as Exhibit 10.14 to the Company's Form 10-SB/A
         File No. 00-24881 filed December 22, 1998 and included here by reference).
 10.15 Agreement Regarding the Drilling of Coal Bed Methane Wells (filed as
         Exhibit 10.15 to the Company's Form 10-SB/A File No. 00-24881, filed
         December 22, 1998 and included herein by reference).
 10.16 First Amendment to Purchase and Sale Agreement dated November 20, 1998
         (filed as Exhibit 10.16 to the Company's Form 10-SB/A File No. 00-24881,
         filed January 28, 1999 and included herein by reference).
 10.17 Second Amendment to Purchase and Sale Agreement dated January 15, 1999
         (filed as Exhibit 10.17 to the Company's Form 10-SB/A File No. 00-24881,
         filed January 28, 1999 and included herein by reference).
*10.18 Gas Gathering Agreement between Bear Paw Energy, Inc. and Pennaco Energy,
         Inc. dated February 1, 1999. (Portions of this Gas Gathering Agreement have been omitted based upon a request for confidential treatment.
         Additionally, the omitted portions have been filed with the SEC.)
*10.19 Gas Gathering Agreement between CMS Continental Natural Gas, Inc. and
         Pennaco Energy, Inc. dated March 1, 1999. (Portions of this Gas
         Gathering Agreement have been omitted based upon a request for confidential treatment. Additionally, the omitted portions have been filed with the SEC.)
*10.20 Gas Purchase Agreement between Western Gas Resources, Inc. and Pennaco
         Energy, Inc. dated April 1, 1999. (Portions of this Gas Purchase
         Agreement have been omitted based upon a request for confidential treatment. Additionally, the omitted portions have been filed with the
         SEC.)
*10.21 Base Contract for Short-Term Sale and Purchase of Natural Gas between
         Pennaco Energy, Inc. and Interenergy Resources Corporation dated April
         1, 1999. (Portions of this Base Contract for Short-Term Sale and
         Purchase of Natural Gas have been omitted based upon a request for confidential treatment. Additionally, the omitted portions have been filed with the SEC.)
*10.22 Gas Sales and Purchase Agreement between Montana--Dakota Utilities Co. and
         Pennaco Energy, Inc. dated March 1, 1999. (Portions of this Gas Sales and Purchase Agreement have been omitted based upon a request for confidential treatment. Additionally, the omitted portions have been filed with the SEC.)
*23.1  Consent of KPMG LLP
+23.2  Consent of Gibson, Haglund & Johnson (included in Exhibit 5.1)
+23.3  Consent of Hanifen Imhoff, Inc.
+23.4  Consent of Ryder Scott Company

EXHIBIT
 NO.   TITLE
------ --------------------------------------------------------------------------
+24.1  Power of Attorney

------------------------

+  Previously Filed

*   Filed Herewith

ITEM 28.  UNDERTAKINGS.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    The undersigned registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and (iii) to include any additional or changed material information on the plan of distribution.

    (2) that, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.


    (3) that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereto.

                                   SIGNATURES


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL THE REQUIREMENTS FOR FILING ON FORM SB-2 AND HAS DULY CAUSED THIS AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, TO THE CITY OF DENVER, STATE OF COLORADO, ON THE 11TH DAY OF AUGUST, 1999.


                                PENNACO ENERGY, INC.

                                By:               /s/ PAUL M. RADY
                                     -----------------------------------------
                                                    Paul M. Rady
                                              CHIEF EXECUTIVE OFFICER,
                                              PRESIDENT, AND DIRECTOR


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS ON AUGUST 11, 1999 IN THE CAPACITIES INDICATED.


             NAME                         TITLE
------------------------------  --------------------------

              *
------------------------------  Chairman of the Board of
      Jeffrey L. Taylor           Directors

       /s/ PAUL M. RADY
------------------------------  President, Chief Executive
         Paul M. Rady             Officer, and Director

                                Chief Financial Officer,
              *                   Executive Vice
------------------------------    President, and Director
     Glen C. Warren, Jr.          (Principal Financial and
                                  Accounting Officer)

              *
------------------------------  Vice President, Legal,
      Gregory V. Gibson           Secretary, and Director

              *
------------------------------  Director
        David W. Lanza


*By:      /s/ PAUL M. RADY
      -------------------------
            Paul M. Rady
      Pursuant to a
      power-of-attorney filed
      with the Registration
      Statement on Form SB-2
      (333-68317) on
      December 3, 1998.

                                 EXHIBIT INDEX

EXHIBIT
 NO.   TITLE
------ --------------------------------------------------------------------------
  3.1  Articles of Incorporation (filed as Exhibit 3.1 to the Company's Form
         10-SB File No. 00-24881, filed September 15, 1998 and included herein by reference).
  3.2  Bylaws (filed as Exhibit 3.2 to the Company's Form 10-SB, File No.
         00-24881, filed September 15, 1998 and included herein by reference).
 +4.1  Form of Warrant
 +5.1  Opinion of Gibson, Haglund & Johnson
 10.1  Mineral Lease Purchase Agreement dated February 23, 1998 between High
         Plains Associates, Inc. and Pennaco Energy, Inc. (filed as Exhibit 10.1 to the Company's Form 10-SB/A File No. 00-24881, filed September 15,
         1998 and included herein by reference).
 10.2  Letter Agreement dated January 23, 1998 between High Plains Associates,
         Inc. and Taylor Oil Properties (filed as Exhibit 10.2 to the Company's
         Form 10-SB/A File No. 00-24881, filed September 15, 1998 and included herein by reference).
 10.3  Assignment of Option and Exercise of Option dated March 6, 1998 between
         High Plains Associates, Inc. and Pennaco Energy, Inc. (filed as Exhibit
         10.3 to the Company's Form 10-SB/A File No. 00-24881, filed September
         15, 1998 and included herein by reference).
 10.4  Agreement dated March 6, 1998 between High Plains Associates, Inc. and
         Pennaco Energy, Inc. (filed as Exhinbit 10.4 to the Company's Form
         10-SB/A File No. 00-24881, filed September 15, 1998 and included herein by reference).
 10.5  Pennaco Energy, Inc. 1998 Stock Option and Incentive Plan (filed as
         Exhibit 10.5 to the Company's Form 10-SB, File No. 00-24881, filed
         September 15, 1998 and included herein by reference).
 10.6  Form of Pennaco Energy, Inc. Incentive Stock Option Agreement (filed as
         Exhibit 10.6 to the Company's Form 10-SB, File No. 00-24881, filed
         September 15, 1998 and included herein by reference).
 10.7  Form of Pennaco Energy, Inc. Non-Statutory Stock Option Agreement (filed as Exhibit 10.7 to the Company's Form 10-SB, File No. 00-24881, filed
         September 15, 1998 and included herein by reference).
 10.8  Employment Agreement dated June 10, 1998 between Pennaco Energy, Inc. and
         Paul M. Rady (filed as Exhibit 10.8 to the Company's Form 10-SB, File
         No. 00-24881, filed September 15, 1998 and included herein by reference).
 10.9  Employment Agreement dated July 2, 1998 between Pennaco Energy, Inc. and
         Glen C. Warren, Jr. (filed as Exhibit 10.9 to the Company's Form 10-SB,
         File No. 00-24881, filed September 15, 1998 and included herein by reference).
 10.10 Secured Promissory Note dated August 13, 1998 from Pennaco Energy, Inc. to
         Venture Capital Sourcing, SA (filed as Exhibit 10.10 to the Company's
         Form 10-SB/A File No. 00-24881, filed September 15, 1998 and included herein by reference).
 10.11 Second Amendment to Security Agreement dated August 13, 1998 between
         Pennaco Energy, Inc. and Venture Capital Sourcing, SA (filed as Exhibit
         10.11 to the Company's Form 10-SB/A File No. 00-24881, filed September
         15, 1998 and included herein by reference).
 10.12 Purchase and Sale Agreement between Pennaco Energy, Inc., as Seller and
         CMS Oil and Gas Company, as Buyer, dated October 23, 1998 (filed as
         Exhibit 10.12 to the Company's Form 10-SB, File No. 00-24881, filed
         September 15, 1998 and included herein by reference).
 10.13 Secured Promissory Note dated October 23, 1998 from Pennaco Energy, Inc.
         to CMS Oil and Gas Company (filed as Exhibit 10.13 to the Company's Form
         10-SB, File No. 00-24881, filed November 24, 1998 and included herein by reference).

EXHIBIT
 NO.   TITLE
------ --------------------------------------------------------------------------
 10.14 Sublease Agreement dated October 23, 1998 between Pennaco Energy, Inc. and
         Evansgroup, Inc. (filed as Exhibit 10.14 to the Company's Form 10-SB/A
         File No. 00-24881 filed December 22, 1998 and included here by reference).
 10.15 Agreement Regarding the Drilling of Coal Bed Methane Wells (filed as
         Exhibit 10.15 to the Company's Form 10-SB/A File No. 00-24881, filed
         December 22, 1998 and included herein by reference).
 10.16 First Amendment to Purchase and Sale Agreement dated November 20, 1998
         (filed as Exhibit 10.16 to the Company's Form 10-SB/A File No. 00-24881,
         filed January 28, 1999 and included herein by reference).
 10.17 Second Amendment to Purchase and Sale Agreement dated January 15, 1999
         (filed as Exhibit 10.17 to the Company's Form 10-SB/A File No. 00-24881,
         filed January 28, 1999 and included herein by reference).
*10.18 Gas Gathering Agreement between Bear Paw Energy, Inc. and Pennaco Energy,
         Inc. dated February 1, 1999. (Portions of this Gas Gathering Agreement have been omitted based upon a request for confidential treatment.
         Additionally, the omitted portions have been filed with the SEC.)
*10.19 Gas Gathering Agreement between CMS Continental Natural Gas, Inc. and
         Pennaco Energy, Inc. dated March 1, 1999. (Portions of this Gas
         Gathering Agreement have been omitted based upon a request for confidential treatment. Additionally, the omitted portions have been filed with the SEC.)
*10.20 Gas Purchase Agreement between Western Gas Resources, Inc. and Pennaco
         Energy, Inc. dated April 1, 1999. (Portions of this Gas Purchase
         Agreement have been omitted based upon a request for confidential treatment. Additionally, the omitted portions have been filed with the
         SEC.)
*10.21 Base Contract for Short-Term Sale and Purchase of Natural Gas between
         Pennaco Energy, Inc. and Interenergy Resources Corporation dated April
         1, 1999. (Portions of this Base Contract for Short-Term Sale and
         Purchase of Natural Gas have been omitted based upon a request for confidential treatment. Additionally, the omitted portions have been filed with the SEC.)
*10.22 Gas Sales and Purchase Agreement between Montana--Dakota Utilities Co. and
         Pennaco Energy, Inc. dated March 1, 1999. (Portions of this Gas Sales and Purchase Agreement have been omitted based upon a request for confidential treatment. Additionally, the omitted portions have been filed with the SEC.)
*23.1  Consent of KPMG LLP
+23.2  Consent of Gibson, Haglund & Johnson (included in Exhibit 5.1)
+23.3  Consent of Hanifen Imhoff, Inc.
+23.4  Consent of Ryder Scott Company
+24.1  Power of Attorney


------------------------

+  Previously Filed

*   Filed Herewith